UNITED STATES
				SECURITIES AND EXCHANGE COMMMISSION
				Washington, D.C. 20549
				FORM 8-K
                                CURRENT REPORT


       Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934


Date of Report:  November 29, 2000




				SPIEGEL, INC.
	      (Exact name of registrant as specified in its charter)

  Delaware                    0-16126                     36-2593917
  (State of                   (Commission file            (I.R.S. Employer
  incorporation)              Number)                     Identification No.)

  3500 Lacey Road,
  Downers Grove, Illinois                                 60515-5432
  (Address of principal executive offices)                (Zip Code)

                                630-986-8800
           (Registrant's telephone number, including area code)



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Item 5. Other events

On November 22, 2000, the board of directors of Spiegel, Inc. announced the appointment of Martin Zaepfel as president and chief executive officer and vice chairman of the board of directors of Spiegel, Inc., effective
July 1, 2001.

Mr. Zaepfel, a Spiegel, Inc. board member since 1996, also serves as deputy chairman of the board of directors and director of marketing and advertising for Otto Versand (GmbH & Co). Mr. Zaepfel will relocate from Hamburg, Germany to Downers Grove, Illinois. [where the company is headquartered?]

In conjunction with this announcement, the board also announced the elimination of the position of office of the president, effective July 1, 2001. Meanwhile, Michael R. Moran and James W. Sievers will continue to serve as the office of the president. Mr. Moran and Mr. Sievers will also continue to serve on the board of directors.


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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

			 SPIEGEL, INC.

	Signature                     Title                      Date
-------------------------   ------------------------        ----------------

   /s/ James W. Sievers     Office of the President and     November 29, 2000
       James W. Sievers     Chief Financial Officer


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